UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2008 (July 3, 2008)

FNDS3000 CORP.

(Exact name of registrant as specified in its charter)

Delaware	333-138512	51-0571588
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

818 A1A North, Suite 201

Ponte Vedra Beach, Florida 32082

(Address of principal executive offices)

(904) 273-2702

(Registrant’s telephone number, including area code)

Copies to:

Stephen M. Fleming, Esq.

Law Offices of Stephen M. Fleming PLLC

110 Wall Street, 11th Floor

New York, New York 10005

Phone: (516) 833-5034

Fax: (516) 977-1209

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 on Form 8-K/A amends and supplements the Current Report on Form 8-K filed by FNDS3000 Corp. on July 10, 2008 in connection with the acquisition described in Item 2.01 thereof which was completed on July 3, 2008. This amendment No. 1 is being filed to include financial information required by Item 9.01 and does not otherwise amend or alter FNDS3000 Corp.’s Current Report on Form 8-K, filed July 10, 2008.

Item 1.01 Entry Into a Material Definitive Agreement

Item 2.02 Completion of Acquisition or Disposition of Assets

Item 3.02 Unregistered Sale of Equity Securities

On June 30, 2007, a wholly-owned subsidiary of FNDS3000 Corp. (the “Company”) entered into an Asset Purchase Agreement (the “July 2008 Agreement”) whereby it acquired certain assets from a company engaged in marketing merchant acquiring services and prepaid card programs including contracts with backend processing companies, two real property leases, all intellectual property used by the seller, various computers and computer serves and the assumption of various limited liabilities. The acquisition closed on July 3, 2008.

In consideration for the assets under the July 2008 Agreement, the Company paid the seller $1,000,000 in cash payable in four equal separate installments on the date of closing, prior to March 31, 2009, prior to June 30, 2009 and prior to June 30, 2010. In the event that certain financing statements are not terminated by the seller, then the Company is not obligated to make the payments due March 31, 2009, prior to June 30, 2009 and prior to June 30, 2010. The Company issued the seller 3,000,000 shares of common stock and the seller may receive up to an additional 2,000,000 shares of common stock if certain monthly gross margin targets are achieved. The Company has the right of first refusal to purchase all shares that the seller may resell. The Company utilized cash on hand in connection with the acquisition of the above assets

In connection with the acquisition, the Company entered into an employment agreement with Victor F. Gerber for a term of three years pursuant to which Mr. Gerber was appointed as an Executive Vice President. Mr. Gerber shall receive a salary of $150,000 and an annual bonus to be determined by the Board of Directors. If Mr. Gerber’s employment with the Company is terminated by the Company without cause at any time prior to July 1, 2011, Mr. Gerber shall receive from the Company severance pay in an amount equal to the greater of his then-current base compensation in effect at the time of such termination through either June 30, 2011 or eighteen (18) months from the date of notice, whichever is greater, in a lump sum payable no later than the termination date. In the event of a corporate transaction (ie any merger or sale resulting in the issuance of 40% or more of the outstanding shares of the Company), the amount of severance pay will be equal to his then current base compensation for 24 months plus any annual bonus due plus all paid time off in a lump sum payable no later than the closing date of the corporate transaction.

Item 9.01 Financial Statements and Exhibits

(a) Financial statements of the business acquired.

The following financial statements of Atlas Merchant Services, Inc. are filed with this Report as Exhibit 99.1 and 99.2:

•	Report of Independent Public Accounting Firm

•	Balance Sheets as of December 31, 2007 and 2006

•	Statements of Operations for the two years ended December 31, 2007

•	Statements of Stockholders’ Deficit for the two years ended December 31, 2007

•	Statements of Cash Flows for the two years ended December 31, 2007

•	Notes to Financial Statements

•	Report of Independent Public Accounting Firm

•	Unaudited Balance Sheets as of June 30, 2008 and December 31, 2007

•	Unaudited Statements of Operations for the three and six months ended June 30, 2008 and 2007

•	Unaudited Statements of Stockholders’ Deficit for the six months ended June 30, 2008

•	Unaudited Statements of Cash Flows for the six months June 30, 2008 and 2007

•	Notes to Unaudited Financial Statements

(b) Pro forma financial information.

The unaudited pro forma consolidated financial statements describing the pro forma effect of the merger on our statements of operations are filed with this Report as Exhibit 99.3 for the FNDS3000 Corp. nine months ended May 31, 2008 and the year ended August 31, 2007 and the balance sheets as of May 31, 2008 and August 31, 2007.

(d) Exhibits.

Number	Description

10.1	Asset Purchase Agreement (1)

10.2	Employment Agreement between FNDS3000 Corp. and Victor F. Gerber (1)

99.1	Financial Statements of Atlas Merchant Services, Inc. as of December 31, 2007 and 2006 and for the two years ended December 31, 2007, and 2006

99.2	Unaudited Financial Statements of Atlas Merchant Services, Inc. as of June 30, 2008 and December 31, 2007 and for the three and six months ended June 30, 2008 and 2007

99.3	Certain Unaudited Pro Forma Consolidated Condensed Financial Statements for the year ended August 31, 2007 and for the nine months ended May 31, 2008

(1)	Incorporated by reference to the Form 8-K Current Report filed with the Securities and Exchange Commission on July 10, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FNDS3000 CORP.

Date: September 19, 2008	By:	/s/ Joseph F. McGuire
Joseph F. McGuire
Chief Financial Officer

Exhibit Index

Number	Description

10.1	Asset Purchase Agreement (1)

10.2	Employment Agreement between FNDS3000 Corp. and Victor F. Gerber (1)

99.1	Financial Statements of Atlas Merchant Services, Inc. as of December 31, 2007 and 2006 and for the two years ended December 31, 2007, and 2006

99.2	Unaudited Financial Statements of Atlas Merchant Services, Inc. as of June 30, 2008 and December 31, 2007 and for the three and six months ended June 30, 2008 and 2007

99.3	Certain Unaudited Pro Forma Consolidated Condensed Financial Statements for the year ended August 31, 2007 and for the nine months ended May 31, 2008

(1)	Incorporated by reference to the Form 8-K Current Report filed with the Securities and Exchange Commission on July 10, 2008.